Microsoft Word 11.0.6359;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 2005

                            FIRST SOUTH BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          VIRGINIA                   0-22219                56-1999749
          --------                   -------                ----------
(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)    File Number)         Identification No.)


1311 Carolina Avenue, Washington, North Carolina                       27889
------------------------------------------------                       -----
(Address of principal executive offices)                             (Zip Code)

                                 (252) 946-4178
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 13, 2005, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended September 30, 2005 and the nine months ended September 30, 2005. A copy of the press release dated October 13, 2005 is attached to this Report as an exhibit (Exhibit 99.1) and is furnished herewith.


Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable
      (b)   Not applicable
      (c)   The following exhibit is filed herewith:

            Exhibit 99.1 - Press Release dated October 13, 2005.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             First South Bancorp, Inc.
                                             (Registrant)



Date: October 13, 2005                       By: /s/ William L. Wall
                                                 -------------------
                                                 William L. Wall
                                                 Executive Vice President
                                                 Chief Financial Officer and
                                                 Secretary